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                                                                    EXHIBIT 10.4


                               FIRST AMENDMENT TO
                    AMENDED AND RESTATED INVESTMENT AGREEMENT



         This FIRST AMENDMENT TO AMENDED AND RESTATED INVESTMENT AGREEMENT (the "First Amendment") is entered into as of this 16th day of April 1996, by and between AirTouch Communications, Inc. ("ATI") and U S WEST, INC. ("USW").


                              W I T N E S S E T H:


         WHEREAS, ATI and USW entered into an Investment Agreement on July 25, 1994 (the "Original Investment Agreement"); and

         WHEREAS, ATI and USW agreed to amend the Original Investment Agreement in certain respects and entered into that certain Amended and Restated Investment Agreement as of September 30, 1995 (the "Investment Agreement"); and

         WHEREAS, ATI and USW desire to further amend the Investment Agreement as set forth hereinbelow.

                  NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein contained, the sufficiency of which is hereby acknowledged, and in order to set forth the respective rights and obligations of the parties to one another, ATI and USW hereby agree as follows:


                                    AGREEMENT


         1. Section 5.4 of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

                  "Non-Competition. Until USW both (a) ceases to be entitled (or irrevocably waives the right) to nominate a director to ATI's Board of Directors and (b) ceases to have a designee on ATI's Board of Directors, USW shall be subject to Section 7.4 of the Agreement of Limited Partnership of WMC Partners, L.P. (as in effect on April 16, 1996) as if the provisions thereof were set forth herein; provided, however, that any obligations imposed by this Section 5.4 shall terminate upon a Change of Control of ATI."

         2. Section 10.1(a) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:
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                  "(a) All certificates evidencing Voting Securities
         beneficially owned by USW shall have the following legend, which shall remain on such certificates until such time as the securities represented by such certificates are no longer subject to the restrictions of this Agreement.

                  THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF AN AMENDED AND RESTATED INVESTMENT AGREEMENT (INCLUDING THE RESTRICTIONS ON TRANSFER SET FORTH THEREIN) DATED AS OF SEPTEMBER 30, 1995, AS AMENDED AS OF APRIL 16, 1996, BETWEEN ATI AND U S WEST, INC. AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE ALIENATED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF ATI."

         2. Except as expressly set forth herein, the terms and provisions of the Investment Agreement shall remain in full force and effect without modification.

         3. This First Amendment to Amended and Restated Investment Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but both such counterparts shall together constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Investment Agreement as of the date first hereinabove written.

                         AIRTOUCH COMMUNICATIONS, INC.

                         By:      /s/ C. Lee Cox
                                  ----------------------------------------------
                                  Name:  C. Lee Cox
                                  Title



                         U S WEST, INC.

                         By:      /s/ Charles M. Lillis
                                  ----------------------------------------------
                                  Name:  Charles M. Lillis
                                  Title: Executive Vice President;
                                           President and CEO U S WEST
                                           Media Group